    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 5, 1998
                                                    REGISTRATION NO. 333-46631


                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549


                                  AMENDMENT
                                    NO. 1
                                      TO
                                   FORM S-4
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                             ---------------------


                       THERMADYNE HOLDINGS CORPORATION
            (Exact name of registrant as specified in its charter)

              DELAWARE                             3548                      74-2482571
  (State or other jurisdiction of      (Primary Standard Industrial       (I.R.S. Employer
   incorporation or organization)           Classification No.)         Identification No.)

                       101 SOUTH HANLEY ROAD, SUITE 300
                          ST. LOUIS, MISSOURI 63105
                                (314) 721-5573
 (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                             ---------------------

                              RANDALL E. CURRAN
               CHAIRMAN, PRESIDENT AND CHIEF EXECUTIVE OFFICER
                       THERMADYNE HOLDINGS CORPORATION
                       101 SOUTH HANLEY ROAD, SUITE 300
                          ST. LOUIS, MISSOURI 63105
                                (314) 721-5573
   (Name, address, including zip code, and telephone number, including area code, of agent for service)

                            COPIES TO:

        R. SCOTT COHEN, ESQ.          GEORGE R. BASON, JR., ESQ.
     Weil, Gotshal & Mange Llp          Davis Polk & Wardwell
  100 Crescent Court, Suite 1300         450 Lexington Avenue
        Dallas, Texas 75201               New York, NY 10017

                             ---------------------

  APROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effectiveness of this Registration Statement and the effective time ("Effective Time") of the merger (the "Merger") of Mercury Acquisition Corporation ("MergerSub") with and into Thermadyne Holdings Corporation (the "Company") as described in the Agreement and Plan of Merger dated as of January 20, 1998.

   If the securities being registered on this form are being offered in connection with the formation of a holding comapny and there is compliance with General Instruction G, check the following box. [ ]

   If this form is filed to register additional securities for an offering purusant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]


   If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering. [ ]


   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933, AS AMENDED OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE COMMISSION, ACTING PURSUANT TO SUCH SECTION 8(A), MAY DETERMINE.

                               EXPLANATORY NOTE


   This Amendment to the Registration Statement on Form S-4 of Thermadyne Holdings Corporation is being filed solely for purposes of the filing of
Exhibit 99.7 thereto.

                                   PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 20. INDEMNIFICATION OF DIRECTORS AND OFFICERS

   Section 145 of the DGCL permits a corporation to indemnify any of its directors or officers who was or is a party, or is threatened to be made a party to any third party proceeding by reason of the fact that such person is or was a director or officer of the corporation, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reason to believe that such person's conduct was unlawful. In a derivative action, i.e., one by or in the right of the corporation, the corporation is permitted to indemnify directors and officers against expenses (including attorneys' fees) actually and reasonably incurred by them in connection with the defense or settlement of an action or suit if they acted in good faith and in a manner that they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made if such person shall have been adjudged liable to the corporation, unless and only to the extent that the court in which the action or suit was brought shall determine upon application that the defendant directors or officers are fairly and reasonably entitled to indemnity for such expenses despite such adjudication of liability.

   Article Eighth of the Company's Amended and Restated Certificate of Incorporation makes mandatory indemnification expressly authorized under the DGCL for directors of the Company. With respect to officers of the Company, Article Eighth of the Company's Amended and Restated Certificate of Incorporation provides indemnification to such extent and to such effect as the Board of Directors shall determine to be appropriate and authorized by Delaware law.

   Pursuant to Section 6.03 of the Merger Agreement, MergerSub has agreed for a period of six years following the Effective Time to (a) maintain in effect and cause the Company maintain in effect policies of directors' and officers' liability insurance and fiduciary liability insurance with terms no less favorable than current policies, with respect to claims arising prior to the Effective Time, provided that premiums for such insurance not exceed 125% of the amount per annum the Company paid in its last full fiscal year and (b) indemnify, and cause the Company to indemnify, the directors and officers of the Company to the fullest extent permitted the Company's charter and bylaws and applicable law.

ITEM 21. EXHIBITS

   (a) Exhibits

EXHIBITS

   The following is a list of exhibits filed as part of this Registration Statement on Form S-4. Where so indicated by footnote, exhibits which were previously filed are incorporated by reference. For exhibits incorporated by reference, the location of the exhibit in the previous filing is indicated parenthetically, together with a reference to the filing indicated by footnote.

   EXHIBIT
     NO.           EXHIBIT
    ----           -------
     2.1     --    First Amended and Restated Plan of Reorganization of TDII Company under Chapter 11 of the
                   Bankruptcy Code, confirmed by the United States Bankruptcy Court, District of Delaware, on
                   January 18, 1994. (1)
     2.2     --    Agreement and Plan of Merger, dated as of January 20, 1998, between Thermadyne Holdings
                   Corporation and Mercury Acquisition Corporation. (2)
     2.3     --    Voting Agreement, dated January 20, 1998, among Thermadyne Holdings Corporation, Mercury
                   Acquisition Corporation and Fidelity Capital & Income Fund. (2)

                               II-1

   EXHIBIT
     NO.           EXHIBIT
    ----           -------
     2.4     --    Voting Agreement, dated January 20, 1998, among Thermadyne Holdings Corporation, Mercury
                   Acquisition Corporation and Magten Asset Management Corp. (2)
     2.5     --    Amendment to Voting Agreement, dated February 20, 1998, among Thermadyne Holdings
                   Corporation, Mercury Acquisition Corporation and Magten Asset Management Corp. (3)
     3.1     --    Restated Certificate of Incorporation of Thermadyne Holdings Corporation. (1)
     3.2     --    Amended and Restated Bylaws of Thermadyne Holdings Corporation. (1)
     5.1     --    Opinion of Weil, Gotshal & Manges LLP.+
     8.1     --    Opinion of Weil, Gotshal & Manges LLP as to certain tax matters.+
    10.1     --    Indenture, dated as of February 1, 1994, between Thermadyne Holdings Corporation and IBJ
                   Schroder Bank and Trust Company, as Trustee, with respect to $129,288,000 principal amount of 10.75% Senior Notes Due May 1, 2002. (1)
    10.2     --    Form of Senior Note (included in Exhibit 10.1). (1)
    10.3     --    Indenture, dated as of February 1, 1994, between Thermadyne Holdings Corporation and
                   Chemical Bank, as Trustee, with respect to $179,321,000 principal amount of the Senior
                   Subordinated Notes Due November 1, 2003. (1)
    10.4     --    Form of Senior Subordinated Note (included in Exhibit 10.3). (1)
    10.5     --    1993 Management Option Plan, dated as of February 1, 1994, executed by Thermadyne Holdings
                   Corporation. (1)
    10.6     --    Registration Rights Agreement, dated as of January 18, 1994, among Thermadyne Holdings
                   Corporation and the holders listed on the signature pages thereto. (1)
    10.7     --    Omnibus Agreement, dated as of June 3, 1988, among Palco Acquisition Company (now
                   Thermadyne Holdings Corporation) and its subsidiaries and National Warehouse Investment
                   Company. (4)
    10.8     --    Escrow Agreement, dated as of August 11, 1988, among National Warehouse Investment Company,
                   Palco Acquisition Company (now Thermadyne Holdings Corporation) and Title Guaranty Escrow
                   Services, Inc. (4)
    10.9     --    Amended and Restated Industrial Real Property Lease dated as of August 11, 1988, between
                   National Warehouse Investment Company and Tweco Products, Inc., as amended by First
                   Amendment to Amended and Restated Industrial Real Property Lease dated as of January 20,
                   1989. (4)
    10.10    --    Schedule of substantially identical lease agreements. (4)
    10.11    --    Amended and Restated Continuing Lease Guaranty, made as of August 11, 1988, by Palco
                   Acquisition Company (now Thermadyne Holdings Corporation) for the benefit of National
                   Warehouse Investment Company. (4)
    10.12    --    Schedule of substantially identical lease guaranties. (4)
    10.13    --    Lease Agreement, dated as of October 10, 1990, between Stoody Deloro Stellite and Bowling
                   Green-Warren County Industrial Park Authority, Inc. (4)
    10.14    --    Lease Agreement, dated as of February 15, 1985, as amended, between Stoody Deloro Stellite,
                   Inc. and Corporate Property Associates 6. (4)
    10.15    --    Third Amended and Restated Thermadyne Holdings Corporation 1994 Employee Stock Purchase
                   Plan. (3)
    10.16    --    First Amendment to Third Amended and Restated Thermadyne Holdings Corporation 1994 Employee
                   Stock Purchase Plan. (3)

                               II-2

   EXHIBIT
     NO.           EXHIBIT
    ----           -------
    10.17    --    Receivables Purchase Agreement, dated as of December 28, 1994, among Thermadyne
                   Receivables, Inc., as Transferor, and NationsBank of Virginia, N.A., as Trustee. (5)
    10.18    --    Purchase Agreement, dated as of August 2, 1994, between Coyne Cylinder Company and BA
                   Credit Corporation. (5)
    10.19    --    Sublease Agreement, dated as of April 7, 1994, between Stoody Deloro Stellite, Inc., and
                   Swat, Inc. (5)
    10.20    --    Share Sale Agreement dated as of November 18, 1995, among certain scheduled persons and companies, Rosny Pty Limited, Byron Holdings Limited, Thermadyne Holdings Corporation, and
                   Thermadyne Australia Pty Limited relating to the sale of the Cigweld Business. (6)
    10.21    --    Sublease Agreement, dated March 15, 1993, by and between Stoody Deloro Stellite, Inc. and
                   Lima Transportation. (7)
    10.22    --    First Amendment to Standard Industrial Lease, dated June 27, 1995, by and between Stoody
                   Deloro Stellite, Inc. and Lima Transportation. (7)
    10.23    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and R.
                   Dozier Maddox. (8)
    10.24    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and John D.
                   McCulloch. (8)
    10.25    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and Michael
                   E. Mahoney. (8)
    10.26    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and Gerald
                   A. Nicholson. (8)
    10.28    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and Thomas
                   C. Drury. (8)
    10.28    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and
                   Stephanie N. Josephson. (8)
    10.29    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and James H.
                   Tate. (8)
    10.30    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and Randall
                   E. Curran. (8)
    10.31    --    Executive Employment Agreement, dated as of November 1, 1996, by and among Thermadyne
                   Holdings Corporation, the companies listed on the signature pages thereof and James H.
                   Tate. (8)
    10.32    --    Executive Employment Agreement, dated as of November 1, 1996, by and among Thermadyne
                   Holdings Corporation, the companies listed on the signature pages thereof and Randall E.
                   Curran. (8)
    10.33    --    Amendment to Executive Employment Agreement dated April 24, 1997, by and between Thermadyne
                   Holdings Corporation and Randall E. Curran. (3)
    10.34    --    1996 Employee Stock Option Plan. (9)
    10.35    --    Amendment to 1996 Employee Stock Option Plan. (10)
    10.35    --    Non-Employee Directors Stock Option Plan. (9)
    10.36    --    Amended and Restated Credit Agreement, dated as of June 25, 1996, by and among Thermadyne
                   Holdings Corporation, various lending institutions and Bankers Trust Company, as Agent.
                   (11)

                               II-3

   EXHIBIT
     NO.           EXHIBIT
    ----           -------
    10.37    --    First Amendment, dated July 17, 1996, to the Amended and Restated Credit Agreement, dated as of June 25, 1996, by and among Thermadyne Holdings Corporation, various lending institutions and Bankers Trust Company, as Agent. (8)
    10.38    --    Sixth Variation Agreement, Syndicated Credit Agreement, dated January 18, 1996, between
                   Comweld Group Pty. Ltd., Duxtech Pty. Limited, Quetack Pty. Limited, Quetala Pty. Limited,
                   Thermadyne Australia Pty. Limited, various financial institutions and BT Management
                   Services Pty. Ltd. (8)
    10.39    --    Rights Agreement dated as of May 1, 1997, between Thermadyne Holdings Corporation and
                   BankBoston, N.A., as Rights Agent. (12)
    10.40    --    First Amendment to Rights Agreement, dated January 20, 1998, between Thermadyne Holdings
                   Corporation and BankBoston, N.A. (2)
    10.41    --    Agreement, dated September 22, 1997, by and between Thermadyne Holdings Corporation and
                   James R. Delaney. (3)
    12.1     --    Computation of Ratio of Earnings to Fixed Charges.*
    21.1     --    Subsidiaries of Thermadyne Holdings Corporation. (3)
    23.1     --    Consent of Ernst & Young LLP, Independent Auditors.*
    23.2     --    Consent of Weil, Gotshal & Manges LLP (included in the opinion filed as Exhibit 5.1 to the
                   Registration Statement).
    23.3     --    Consent of Weil, Gotshal & Manges LLP (included in the opinion filed as Exhibit 8.1 to the
                   Registration Statement).
    23.4     --    Consent of Gleacher NatWest Inc.*
    24.1     --    Powers of Attorney.*
    99.1     --    Form of Proxy for Special Meeting of Stockholders.*
    99.2     --    Form of Election Form to be used in connection with the Merger.*
    99.3     --    Form of Letter of Transmittal to be used in connection with the Merger.+
    99.4     --    Form of Exchange Agent Agreement.+
    99.5     --    Consent of Peter T. Grauer.*
    99.6     --    Consent of William F. Dawson, Jr.*
    99.7     --    Consent of John F. Fort III.**
    99.8     --    Consent of Harold A. Poling.*
    99.9     --    Consent of Thompson Dean.*



------------
*       Previously filed.
**      Filed herewith.
+       To be filed by amendment.
(1) Incorporated by reference to the Company's Registration Statement on Form 10 (File No. 0-23378) filed under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on February 7, 1994.
(2) Incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23378) filed under Section 12(g) of the Exchange Act on January 21, 1998.
(3) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1997.

(4) Incorporated by reference to the Company's Registration Statement on Form 10/A, Amendment No. 2 (File No. 0-23378) filed under Section 12(g) of the Exchange Act, on April 28, 1994.
(5) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994.
(6) Incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23378) filed under Section 12(g) of the Exchange Act on January 18, 1996.
(7) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1995.
(8) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.
(9) Incorporated by reference to the Company's Registration Statement on Form S-8 (File No. 333-04083) filed under Section 6 of the Securities Act of 1933, as amended, on May 20, 1996.
(10) Incorporated by reference to the Company's Registration Statement on Form S-8 (File No. 333-30877) filed under Section 6 of the Securities Act of 1933, as amended, on July 8, 1997.
(11) Incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23378) filed under Section 12(g) of the Exchange Act on June 25, 1996.
(12) Incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23378) filed under Section 12(g) of the Exchange Act on May 12, 1997.

   (b) Financial Statement Schedules

   Financial Statement Schedules of Thermadyne Holdings Corporation and subsidiaries for the years ended December 31, 1995, 1996 and 1997:

       II Valuation and Qualifying Accounts

ITEM 22. UNDERTAKINGS

   (a) The undersigned registrant hereby undertakes:

   (1) That prior to any public reoffering of the securities registered hereunder through use of a prospectus which is a part of this Registration Statement, by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c), such reoffering prospectus will contain the information called for by the applicable registration form with respect to reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) That every prospectus (i) that is filed pursuant to paragraph (1) immediately preceding, or (ii) that purports to meet the requirements of Section 10(a)(3) of the Securities Act and is used in connection with an offering of securities subject to rule 415, will be filed as a part of an amendment to the Registration Statement and will not be used until such amendment is effective, and that, for purposes of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. (3) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

    (b) The undersigned registrant hereby undertakes to respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

   (c) The undersigned registrant hereby undertakes to supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

   (d) The undersigned registrant hereby undertakes:

   (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

        (ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high and of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20 percent change in the maximum aggregate offering price set forth in the "Calculation of Registration Fee" table in the effective registration statement; and

        (iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement.

   (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                                    SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized on March 5, 1998.


                                          THERMADYNE HOLDING CORPORATION

                                          By: /s/ JAMES H. TATE
                                              -------------------------------
                                              James H. Tate
                                              Senior Vice President and Chief
                                              Financial Officer


   Pursuant to the requirements of the Securities Exchange Act of 1934, this Registration Statement has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


         NAME                         TITLE                       DATE
---------------------  ----------------------------------- ----------------
          *                Chairman of the Board,             March 5, 1998
 ---------------------       President and Chief
   Randall E. Curran         Executive Officer (principal
                             executive officer)

 /s/ James H. Tate         Director, Senior Vice President    March 5, 1998
 ---------------------       and Chief Financial Officer
    James H. Tate            (principal financial and
                             accounting officer)

          *                Director                           March 5, 1998
 ---------------------
    Richard L. Berger

          *                Director                           March 5, 1998
 ---------------------
   Fletcher L. Byrom

          *                Director                           March 5, 1998
 ---------------------
    Henry L. Druker

          *                Director                           March 5, 1998
 ---------------------
    Talton R. Embry

          *                Director                           March 5, 1998
 ---------------------
    Charles F. Moran

By: /s/ James H. Tate
    ------------------
    James H. Tate
    Attorney-in-Fact

                              INDEX TO EXHIBITS


   EXHIBIT
     NO.           EXHIBIT
    ----           -------
     2.1     --    First Amended and Restated Plan of Reorganization of TDII Company under Chapter 11 of the
                   Bankruptcy Code, confirmed by the United States Bankruptcy Court, District of Delaware, on
                   January 18, 1994. (1)
     2.2     --    Agreement and Plan of Merger, dated as of January 20, 1998, between Thermadyne Holdings
                   Corporation and Mercury Acquisition Corporation. (2)
     2.3     --    Voting Agreement, dated January 20, 1998, among Thermadyne Holdings Corporation, Mercury
                   Acquisition Corporation and Fidelity Capital & Income Fund. (2)
     2.4     --    Voting Agreement, dated January 20, 1998, among Thermadyne Holdings Corporation, Mercury
                   Acquisition Corporation and Magten Asset Management Corp. (2)
     2.5     --    Amendment to Voting Agreement, dated February 20, 1998, among Thermadyne Holdings
                   Corporation, Mercury Acquisition Corporation and Magten Asset Management Corp. (3)
     3.1     --    Restated Certificate of Incorporation of Thermadyne Holdings Corporation. (1)
     3.2     --    Amended and Restated Bylaws of Thermadyne Holdings Corporation. (1)
     5.1     --    Opinion of Weil, Gotshal & Manges LLP.+
     8.1     --    Opinion of Weil, Gotshal & Manges LLP as to certain tax matters.+
    10.1     --    Indenture, dated as of February 1, 1994, between Thermadyne Holdings Corporation and IBJ
                   Schroder Bank and Trust Company, as Trustee, with respect to $129,288,000 principal amount of 10.75% Senior Notes Due May 1, 2002. (1)
    10.2     --    Form of Senior Note (included in Exhibit 10.1). (1)
    10.3     --    Indenture, dated as of February 1, 1994, between Thermadyne Holdings Corporation and
                   Chemical Bank, as Trustee, with respect to $179,321,000 principal amount of the Senior
                   Subordinated Notes Due November 1, 2003. (1)
    10.4     --    Form of Senior Subordinated Note (included in Exhibit 10.3). (1)
    10.5     --    1993 Management Option Plan, dated as of February 1, 1994, executed by Thermadyne Holdings
                   Corporation. (1)
    10.6     --    Registration Rights Agreement, dated as of January 18, 1994, among Thermadyne Holdings
                   Corporation and the holders listed on the signature pages thereto. (1)
    10.7     --    Omnibus Agreement, dated as of June 3, 1988, among Palco Acquisition Company (now
                   Thermadyne Holdings Corporation) and its subsidiaries and National Warehouse Investment
                   Company. (4)
    10.8     --    Escrow Agreement, dated as of August 11, 1988, among National Warehouse Investment Company,
                   Palco Acquisition Company (now Thermadyne Holdings Corporation) and Title Guaranty Escrow
                   Services, Inc. (4)
    10.9     --    Amended and Restated Industrial Real Property Lease dated as of August 11, 1988, between
                   National Warehouse Investment Company and Tweco Products, Inc., as amended by First
                   Amendment to Amended and Restated Industrial Real Property Lease dated as of January 20,
                   1989. (4)
    10.10    --    Schedule of substantially identical lease agreements. (4)
    10.11    --    Amended and Restated Continuing Lease Guaranty, made as of August 11, 1988, by Palco
                   Acquisition Company (now Thermadyne Holdings Corporation) for the benefit of National
                   Warehouse Investment Company. (4)
   EXHIBIT
     NO.           EXHIBIT
    ----           -------
    10.12    --    Schedule of substantially identical lease guaranties. (4)
    10.13    --    Lease Agreement, dated as of October 10, 1990, between Stoody Deloro Stellite and Bowling
                   Green-Warren County Industrial Park Authority, Inc. (4)
    10.14    --    Lease Agreement, dated as of February 15, 1985, as amended, between Stoody Deloro Stellite,
                   Inc. and Corporate Property Associates 6. (4)
    10.15    --    Third Amended and Restated Thermadyne Holdings Corporation 1994 Employee Stock Purchase
                   Plan. (3)
    10.16    --    First Amendment to Third Amended and Restated Thermadyne Holdings Corporation 1994 Employee
                   Stock Purchase Plan. (3)
    10.17    --    Receivables Purchase Agreement, dated as of December 28, 1994, among Thermadyne
                   Receivables, Inc., as Transferor, and NationsBank of Virginia, N.A., as Trustee. (5)
    10.18    --    Purchase Agreement, dated as of August 2, 1994, between Coyne Cylinder Company and BA
                   Credit Corporation. (5)
    10.19    --    Sublease Agreement, dated as of April 7, 1994, between Stoody Deloro Stellite, Inc., and
                   Swat, Inc. (5)
    10.20    --    Share Sale Agreement dated as of November 18, 1995, among certain scheduled persons and companies, Rosny Pty Limited, Byron Holdings Limited, Thermadyne Holdings Corporation, and
                   Thermadyne Australia Pty Limited relating to the sale of the Cigweld Business. (6)
    10.21    --    Sublease Agreement, dated March 15, 1993, by and between Stoody Deloro Stellite, Inc. and
                   Lima Transportation. (7)
    10.22    --    First Amendment to Standard Industrial Lease, dated June 27, 1995, by and between Stoody
                   Deloro Stellite, Inc. and Lima Transportation. (7)
    10.23    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and R.
                   Dozier Maddox. (8)
    10.24    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and John D.
                   McCulloch. (8)
    10.25    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and Michael
                   E. Mahoney. (8)
    10.26    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and Gerald
                   A. Nicholson. (8)
    10.28    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and Thomas
                   C. Drury. (8)
    10.28    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and
                   Stephanie N. Josephson. (8)
    10.29    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and James H.
                   Tate. (8)
    10.30    --    Agreement, dated July 19, 1996, by and between Thermadyne Holdings Corporation and Randall
                   E. Curran. (8)
    10.31    --    Executive Employment Agreement, dated as of November 1, 1996, by and among Thermadyne
                   Holdings Corporation, the companies listed on the signature pages thereof and James H.
                   Tate. (8)
   EXHIBIT
     NO.           EXHIBIT
    ----           -------
    10.32    --    Executive Employment Agreement, dated as of November 1, 1996, by and among Thermadyne
                   Holdings Corporation, the companies listed on the signature pages thereof and Randall E.
                   Curran. (8)
    10.33    --    Amendment to Executive Employment Agreement dated April 24, 1997, by and between Thermadyne
                   Holdings Corporation and Randall E. Curran. (3)
    10.34    --    1996 Employee Stock Option Plan. (9)
    10.35    --    Amendment to 1996 Employee Stock Option Plan. (10)
    10.35    --    Non-Employee Directors Stock Option Plan. (9)
    10.36    --    Amended and Restated Credit Agreement, dated as of June 25, 1996, by and among Thermadyne
                   Holdings Corporation, various lending institutions and Bankers Trust Company, as Agent.
                   (11)
    10.37    --    First Amendment, dated July 17, 1996, to the Amended and Restated Credit Agreement, dated as of June 25, 1996, by and among Thermadyne Holdings Corporation, various lending institutions and Bankers Trust Company, as Agent. (8)
    10.38    --    Sixth Variation Agreement, Syndicated Credit Agreement, dated January 18, 1996, between
                   Comweld Group Pty. Ltd., Duxtech Pty. Limited, Quetack Pty. Limited, Quetala Pty. Limited,
                   Thermadyne Australia Pty. Limited, various financial institutions and BT Management
                   Services Pty. Ltd. (8)
    10.39    --    Rights Agreement dated as of May 1, 1997, between Thermadyne Holdings Corporation and
                   BankBoston, N.A., as Rights Agent. (12)
    10.40    --    First Amendment to Rights Agreement, dated January 20, 1998, between Thermadyne Holdings
                   Corporation and BankBoston, N.A. (2)
    10.41    --    Agreement, dated September 22, 1997, by and between Thermadyne Holdings Corporation and
                   James R. Delaney. (3)
    12.1     --    Computation of Ratio of Earnings to Fixed Charges.*
    21.1     --    Subsidiaries of Thermadyne Holdings Corporation. (3)
    23.1     --    Consent of Ernst & Young LLP, Independent Auditors.*
    23.2     --    Consent of Weil, Gotshal & Manges LLP (included in the opinion filed as Exhibit 5.1 to the
                   Registration Statement).
    23.3     --    Consent of Weil, Gotshal & Manges LLP (included in the opinion filed as Exhibit 8.1 to the
                   Registration Statement).
    23.4     --    Consent of Gleacher NatWest Inc.*
    24.1     --    Powers of Attorney.*
    99.1     --    Form of Proxy for Special Meeting of Stockholders.*
    99.2     --    Form of Election Form to be used in connection with the Merger.*
    99.3     --    Form of Letter of Transmittal to be used in connection with the Merger.+
    99.4     --    Form of Exchange Agent Agreement.+
    99.5     --    Consent of Peter T. Grauer.*
    99.6     --    Consent of William F. Dawson, Jr.*
    99.7     --    Consent of John F. Fort III.**
    99.8     --    Consent of Harold A. Poling.*
    99.9     --    Consent of Thompson Dean.*

------------
*       Previously filed.
**      Filed herewith.
+       To be filed by amendment.
(1) Incorporated by reference to the Company's Registration Statement on Form 10 (File No. 0-23378) filed under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), on February 7, 1994.
(2) Incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23378) filed under Section 12(g) of the Exchange Act on January 21, 1998.
(3) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1997.
(4) Incorporated by reference to the Company's Registration Statement on Form 10/A, Amendment No. 2 (File No. 0-23378) filed under Section 12(g) of the Exchange Act, on April 28, 1994.
(5) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1994.
(6) Incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23378) filed under Section 12(g) of the Exchange Act on January 18, 1996.
(7) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1995.
(8) Incorporated by reference to the Company's Annual Report on Form 10-K for the year ended December 31, 1996.
(9) Incorporated by reference to the Company's Registration Statement on Form S-8 (File No. 333-04083) filed under Section 6 of the Securities Act of 1933, as amended, on May 20, 1996.
(10) Incorporated by reference to the Company's Registration Statement on Form S-8 (File No. 333-30877) filed under Section 6 of the Securities Act of 1933, as amended, on July 8, 1997.
(11) Incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23378) filed under Section 12(g) of the Exchange Act on June 25, 1996.
(12) Incorporated by reference to the Company's Current Report on Form 8-K (File No. 0-23378) filed under Section 12(g) of the Exchange Act on May 12, 1997.